POWERING GROWTH DELIVERING VALUE Investor Meetings June 23-24 2020

FORWARD LOOKING STATEMENTS This presentation contains forward-looking statements based on current expectations, including statements regarding our earnings guidance and financial outlook and goals. These forward-looking statements are often identified by words such as “estimate,” “predict,” “may,” “believe,” “plan,” “expect,” “require,” “intend,” “assume,” “project,” "anticipate," "goal," "seek," "strategy," "likely," "should," "will," "could" and similar words. Because actual results may differ materially from expectations, we caution you not to place undue reliance on these statements. A number of factors could cause future results to differ materially from historical results, or from outcomes currently expected or sought by Pinnacle West or APS. These factors include, but are not limited to: the potential effects of the continued COVID-19 pandemic, including on demand for energy, economic growth, our employees and contractors, supply chain, expenses, capital markets, capital projects, operations and maintenance activities, uncollectable accounts, liquidity, cash flows, or other unpredictable events; our ability to manage capital expenditures and operations and maintenance costs while maintaining high reliability and customer service levels; variations in demand for electricity, including those due to weather, seasonality, the general economy or social conditions, customer and sales growth (or decline), the effects of energy conservation measures and distributed generation, and technological advancements; power plant and transmission system performance and outages; competition in retail and wholesale power markets; regulatory and judicial decisions, developments and proceedings; new legislation, ballot initiatives and regulation, including those relating to environmental requirements, regulatory policy, nuclear plant operations and potential deregulation of retail electric markets; fuel and water supply availability; our ability to achieve timely and adequate rate recovery of our costs, including returns on and of debt and equity capital investments; our ability to meet renewable energy and energy efficiency mandates and recover related costs; risks inherent in the operation of nuclear facilities, including spent fuel disposal uncertainty; current and future economic conditions in Arizona, including in real estate markets; the direct or indirect effect on our facilities or business from cybersecurity threats or intrusions, data security breaches, terrorist attack, physical attack, severe storms, droughts, or other catastrophic events, such as fires, explosions, pandemic health events or similar occurrences; the development of new technologies which may affect electric sales or delivery; the cost of debt and equity capital and the ability to access capital markets when required; environmental, economic and other concerns surrounding coal-fired generation, including regulation of greenhouse gas emissions; volatile fuel and purchased power costs; the investment performance of the assets of our nuclear decommissioning trust, pension, and other postretirement benefit plans and the resulting impact on future funding requirements; the liquidity of wholesale power markets and the use of derivative contracts in our business; potential shortfalls in insurance coverage; new accounting requirements or new interpretations of existing requirements; generation, transmission and distribution facility and system conditions and operating costs; the ability to meet the anticipated future need for additional generation and associated transmission facilities in our region; the willingness or ability of our counterparties, power plant participants and power plant land owners to meet contractual or other obligations or continue or discontinue power plant operations consistent with our corporate interests; and restrictions on dividends or other provisions in our credit agreements and ACC orders. These and other factors are discussed in Risk Factors described in Part I, Item 1A of the Pinnacle West/APS Annual Report on Form 10-K for the fiscal year ended December 31, 2019, and in Part II, Item 1A in of the Pinnacle West/APS Quarterly Report on Form 10-Q for the quarter ended March 31, 2020, which you should review carefully before placing any reliance on our financial statements, disclosures or earnings outlook. Neither Pinnacle West nor APS assumes any obligation to update these statements, even if our internal estimates change, except as required by law. Powering the Future | 2

PINNACLE WEST: WHO WE ARE We are a vertically integrated, regulated electric utility in the growing Southwest United States Our Business Our Energy Resources Pinnacle West operates Arizona Public Service Company (“APS”), our principal subsidiary $18B Consolidated Arizona’s largest and longest -serving Assets electric company, providing affordable and reliable electricity for approximately 1.3M customers Palo Verde We operate the Palo Verde Generating Station, the nation’s largest producer of carbon -free energy Legend Powering the Future | 3

SENIOR MANAGEMENT TEAM We maintain a robust pipeline of talent to serve our complex operations and facilitate effective succession planning in a highly competitive talent environment Jeff Guldner Jim Hatfield Chairman of the Board, President and Executive Vice President, Chief Administrative “We have strategically Chief Executive Officer, Pinnacle West and Officer and Treasurer, Pinnacle West & APS selected successors for our Chairman and Chief Executive Officer, APS management team who we believe will lead our • Joined APS in 2004 from Snell & • Joined as SVP and CFO in 2008 Wilmer from OGE Energy Corp. company successfully into • Promoted to President in 2018 • Promoted to EVP and CAO in the future with continued • Elected to Pinnacle West Board January 2020 strong and sustainable and named Chairman, CEO in • Responsible for corporate performance.” Kathy Munro, 2019 functions including tax, audit Lead Director • Significant experience in public and strategy utility and energy law and • 40+ years of financial regulation experience in the utility and energy business Ted Geisler Daniel Froetscher Maria Lacal Senior Vice President and Chief Financial President and Chief Operating Officer, APS Executive Vice President and Chief Nuclear Officer, Pinnacle West & APS Officer, APS • Joined APS in 2001 • Joined APS in 1980 • Joined APS as VP Operations • Promoted to SVP and CFO, • Promoted to President and Support in 2007 from Florida January 2020 COO, January 2020 Power and Light Company • Responsible for financial and • Responsible for customer • Responsible for all-nuclear technology functions, including service, T&D, non-nuclear related activities associated with finance and treasury, investor generation, resource Palo Verde Generating Station relations, enterprise-wide management, environmental, including nuclear assurance technology applications and supply chain, external division, employee concerns and infrastructure communications and safety culture programs corporate development Powering the Future | 4

BUILDING A SUSTAINABLE FUTURE We are working to meet business needs with practices that balance a healthy environment, a vibrant economy and strong communities for future generations Clean Affordable Building a clean energy future with our goal to deliver Delivering affordable energy for the benefit of the 100% clean, carbon-free energy to customers by 2050 customers and communities we serve Over the past 25 years, our residential rates have 1,828MW increased BELOW THE RATE OF INFLATION of renewables capacity Reliable Customer Focused Safely and efficiently delivering reliable energy to meet Developing new and innovative solutions to meet the our customers’ needs now and in the future changing needs of our customers 2019 - Best ever SAIFI (System Average Interruption Frequency Index) APS TAKE CHARGE AZ program reliability performance (excluding is increasing access to charging voluntary and proactive fire mitigation equipment for electric vehicles impacts) * 2008 -2017 Powering the Future | 5

COVID-19 RESPONSE HIGHLIGHTS ✓ Suspension of power disconnects and waiving of penalties, late fees and interest payments ✓ Offer additional bill credits to residential and small business customers ✓ Simplify access to existing customer support programs ✓ Donate more than $1.5M in aid to local nonprofits ✓ Supply the Navajo Nation with PPE and sanitation supplies ✓ Implement our long-standing pandemic response plan to maintain operations ✓ Transition non-field employees to work from home ✓ Install safety enhancements and enact new procedures to ensure physical distancing in our facilities POWERING GROWTH - DELIVERING VALUE | 6

COVID-19 EVENTS AND ENERGY UPDATE Our top priority is to provide reliable service to our customers while maintaining the health and safety of our employees Our Company has made preparations and is executing our plan to effectively manage the current environment and mitigate future impacts. Providing our Effectively transitioned communities with Implemented crisis employees to remote support by contributing management plan work or implemented $8 million to assist including pandemic health and safety customers and non- response protocols profits affected by Covid-19 Powering the Future | 7

PINNACLE WEST PROFILE We are a financially healthy company well positioned to succeed in achieving our long-term goals ✓ Strong balance sheet ✓ Sufficient liquidity ✓ De-risked pension plan through liability driven investment strategy ✓ Sales weighted heavily in the Q3 hot summer months ✓ Large residential population provides potential for offset to lower C&I usage ✓ 2020 guidance included an estimate for an increase in bad debt over 2019 related to the summer disconnect moratorium ✓ Lean initiative implemented in 2019 to accelerate O&M reductions ✓ All essential operations work and investments continue, including summer preparedness ✓ Currently no material supply chain risk Powering the Future | 8

ENERGY USAGE AND SALES COVID impacts have diminished since businesses began to reopen in mid-May. C&I sales trend continues to improve, while residential growth continues to be strong. From March 13th through June 16th the cumulative reduction in weather-normalized usage was (3)% YoY Pre-COVID Main COVID Recovery Approximate January 1 – Impacts May 13 – Sales Growth1 March 12 March 13 – May 12 June 16 All Classes 1% (7)% 0% Residential 2% 6% 4% C&I (1)% (13)% (4)% 1 Weather normalized. Powering the Future | 9

PRELIMINARY WEATHER-NORMALIZED ENERGY TREND Daily Energy Normalized Actual: 2020 vs 2019 March 1 - June 16, 2020 Week of May 11th businesses began reopening and stay-at-home guidelines expired March 1 March 15 March 29 April 12 April 26 May 10 May 24 June 7 Normalized Actual 2020 Normalized Actual 2019 Powering the Future | 10

ARIZONA REOPENING TIMELINE • May 4th – Retail establishments permitted to reopen • May 8th – Hair salons permitted to reopen • May 11th – Dine-in restaurants permitted to reopen • May 13th – Pools, gyms and spas permitted to reopen • May 15th – Stay Home, Stay Healthy, Stay Connected guideline expired • May 16th – Professional sports may resume without fans • May 28th – Governor announced schools will reopen in the fall; summer school, summer camp and youth activities may begin Powering the Future | 11

STRONG BALANCE SHEET AND HEALTHY LIQUIDITY Long-Term Debt Maturities Liquidity and Financing Activity $ in millions • $1.2 billion revolver capacity $1,000 ₋ No draws on revolvers as of June 16th $800 • $600 million 30-year 3.35% APS senior unsecured notes issued May 2020 • $600 $500 million 5-year 1.30% PNW senior unsecured notes issued June 2020 • Expect up to $400 million of additional $400 term debt issuance at APS • $450 All PNW long-term debt matures in $200 November or December 2020 • $150 million of APS debt repaid in $- January 2020 2021 1 2022 1 • $200 million APS Term Loan repaid in APS PNW May 2020 1 No long-term debt maturities in 2021 and 2022. Powering the Future | 12

CREDIT RATINGS AND METRICS APS Pinnacle West 2017 2018 2019 Corporate Credit Ratings1 APS FFO / Debt 29.4% 24.5% 22.5% Moody’s A2 A3 FFO / Interest 7.5x 6.5x 6.4x S&P A- A- Debt / 46.8% 47.0% 47.7% Fitch A- A- Capitalization Pinnacle West Senior Unsecured1 FFO / Debt 26.4% 22.1% 19.5% Moody’s A2 A3 FFO / Interest 7.1x 6.2x 5.9x S&P A- BBB+ Debt / 50.0% 51.4% 52.1% Fitch A A- Capitalization S&P rates the outlooks for APS and Pinnacle West as Source: Standard & Poor’s Stable. Fitch & Moody’s rate the outlooks for both as Negative. 1 We are disclosing credit ratings to enhance understanding of our sources of liquidity and the effects of our ratings on our costs of funds. Powering the Future | 13

PENSION PLAN Well funded pension plan with investment strategy that mitigates funding status volatility Pension Funded Status • Liability driven investment 97% 97% strategy helps reduce funded status volatility 90% • Approximately 65% of the pension portfolio is in fixed income assets • Hedge 100% of interest rate volatility using Treasury futures contracts YE 2018 YE 2019 4/30/2020 Powering the Future | 14

APPENDIX Powering the Future | 15

ECONOMIC INDICATORS Year over Year Employment Growth U.S. Phoenix 5% Arizona’s job growth ranked second in the 1 4% nation in 2019 3% 2% Maricopa County ranked #1 in U.S. for 1% population growth for third straight year 2 0% Jan-13 Jan-14 Jan-15 Jan-16 Jan-17 Jan-18 Jan-19 Arizona is the 3rd fastest-growing state in the Single Family & Multifamily Housing Permits U.S. according to Census data.3 Maricopa County Single Family Multifamily Projected 40,000 30,000 20,000 10,000 1 U.S. Bureau of Labor Statistics December 2019 0 2 U.S. Census Bureau April 2019 '08 '09 '10 '11 '12 '13 '14 '15 '16 '17 '18 '19 '20 3 Census Bureau, Population Division, Release date December 2019 Powering the Future | 16

ECONOMIC DEVELOPMENT

FUTURE EXPANSIONS

- **Stack Infrastructure** plans to build a 1 million-square-foot data center on 79 acres in the West Valley less than half a mile from one of Microsoft's data centers.
  - **White Claw/Mark Anthony Brewing Inc.** announced plans to build a 916,000-square-foot facility co-located next to Red Bull in Glendale creating an estimated 200 jobs.
  - **Red Bull** announced a 700,000-square-foot distribution center, in addition to the 700,000 square foot facility announced in 2019, adding an estimated 115 new jobs and an additional $84 million in capital investment.
  - **Nacero Inc.** made public plans to build a $3.3 billion natural gas to gasoline manufacturing facility in Casa Grande. The project is expected to encompass a total of 1,038 acres.
  - **Ball Corporation** announced plans to build a second location within the Phoenix metropolitan area next to the Red Bull and White Claw manufacturing facilities in Glendale. Ball plans to invest $300 million and create 190 jobs. This is in addition to their current 500,000-square-foot facility located in Goodyear.

OUR APPROACH FOCUSES ON FOUR MAIN AREAS

Business Attraction & Expansion - constructive engagement with economic development community partners and timely, strategic engagement with economic development prospects, site selectors, and local developers

Community Development - provide financial and strategic economic development support in both rural and metro communities

Entrepreneurial Support - advance the entrepreneurial ecosystem by supporting the strategies of organizations that are making an impact, whether through job creation, capital raised, quality programming or helping to change the perception of the region

Infrastructure Support - drive commercial real estate development by working closely with developers and the Arizona State Land Department to make large commercial land parcels "shovel ready"

What others are saying:

- Census report ranks Arizona 3rd in percentage growth rate; AZ Business Magazine, Jan. 2, 2020
- Arizona gaining as top state for newcomers, study says; Arizona Republic, Jan. 2, 2020
- Electric-car maker breaks ground in Casa Grande as competition grows; Capitol Media Services (AZ Capitol Times), Dec. 3, 2019

PINNACLE WEST CAPITAL CORPORATION

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FUTURE FOCUS: CLEAN ENERGY PLAN Clean energy commitments APS Clean • 100% clean, carbon-free electricity by 2050 Energy Commitment • 65% clean energy by 2030 with 45% renewable energy • End APS’s use of coal-fired generation by the end of 2031 A clean economic future • Meet our responsibility to power Arizona and move toward a low- carbon economy • Guided by sound science to advance a healthy environment • Market-driven energy innovation and a strong Arizona economy are critical • Starting from an energy mix that is 50% clean which includes: renewables, energy efficiency and carbon-free, clean energy from Palo Verde Generating Station Powering the Future | 18

FUTURE FOCUS: CLEAN ENERGY PLAN Pathways to 100% Clean Renewable additions of 300-500 MW/year to meet a 45% target by 2030 Next Steps: Collaboration, alignment and innovation • Reliability and affordability are foundational • Collaborate with customers, stakeholders and regulators • Promote economy-wide electrification of industry, transportation and buildings • Support innovation, research and development of new technology Powering the Future | 19

ENERGY STORAGE CONTRIBUTION TO RELIABILITY • System reliability can be maintained by installing Increasing storage longer duration energy storage duration required to maintain reliability • Energy storage helps minimize the need for additional gas resources and allows for higher renewable utilization • Plan includes over 300 MW/year of energy 3 Hour storage from 2022 through 2030 4 Hour Storage 9500 9000 8500 8000 7500 5+ Hour Storage MW 7000 6500 6000 12 13 14 15 16 17 18 19 20 21 22 23 24 5500 5000 1 2 3 4 5 6 7 8 9 101112131415161718192021222324 GasCC Wind Gas CT Storage Discharge Solar Storage Charge Powering the Future | 20

CUMULATIVE PEAK CAPACITY NEEDS THROUGH 2028 Merchant CC Toll (570MW) expires 4,500 Merchant CC Toll Merchant CC Toll (465 MW) expires 4,000 (565MW) expires 3,500 PAC Exchange Large resource 3,000 (480MW) expires CH 1 & 3 needs resulting retirement 2,500 (387MW) from load growth, data centers and MW 2,000 contract roll-offs 1,500 1,000 500 0 2020 2021 2022 2023 2024 2025 2026 2027 2028 Powering the Future | 21

SYSTEM OPERATING CHANGE Spring 2025 • Energy storage helps reduce the need for winter gas peaking resources and can be charged with zero or negatively priced energy Spring Day – High Renewables with Storage Spring Day – High Renewables, No Storage 6000 6000 5000 5000 4000 4000 3000 3000 2000 2000 1000 1000 0 0 1 2 3 4 5 6 7 8 9 10 11 12 13 14 15 16 17 18 19 20 21 22 23 24 1 2 3 4 5 6 7 8 9 10 11 12 13 14 15 16 17 18 19 20 21 22 23 24 Base Load Gas CC Storage Discharge Wind Gas CT Solar Storage Charge Curtailment Load Powering the Future | 22

SYSTEM OPERATING CHANGE Summer 2025 • Energy storage reduces the need for gas peaking resources and pipeline capacity Summer Peak Day – High Renewables with Storage Summer Peak Day – High Renewables, No Storage 10000 10000 9000 9000 8000 8000 7000 7000 6000 6000 5000 5000 MW MW 4000 4000 3000 3000 2000 2000 1000 1000 0 0 1 2 3 4 5 6 7 8 9 10 11 12 13 14 15 16 17 18 19 20 21 22 2324 1 2 3 4 5 6 7 8 9 10 11 12 13 14 15 16 17 18 19 20 21 22 23 24 Base Load* Gas CC Wind Gas CT Storage Discharge Solar Storage Charge Load Powering the Future | 23

RATE BASE APS’s revenues come from a regulated retail rate base and meaningful transmission business APS Rate Base Growth Total Approved Rate Base Year-End Generation & Distribution Transmission ACC FERC Long-term Rate Base Guidance: 19% 6-7% Average Annual Growth $2.3 81% ACC FERC $1.6 Rate Effective Date 8/19/2017 6/1/2020 Test Year Ended 12/31/20151, 2 12/31/2019 $10.3 Rate Base $6.8B $1.73B $7.7 Equity Layer 55.8% 53% Allowed ROE 10.0% 10.75% 2018 2019 2020 2021 2022 1 Adjusted to include post test-year plant in service through 12/31/2016 2 On 10/31/19 APS filed an ACC general rate case with a proposed $8.9B rate Projected base for an adjusted test year ended 6/30/19 Rate base $ in billions, rounded Powering the Future | 24

OPERATIONS & MAINTENANCE Goal is to keep O&M per kWh flat, adjusted for planned outages $ in millions $933 $858 74 $856 $830 - $850 63 48 40 - 50 859 795 808 790 - 800 2017 2018 2019 2020E PNW Consolidated ex RES/DSM1 Planned Fleet Outages 1 Excludes RES/DSM of $91 million in 2017, $104 million in 2018, $86 million in 2019, and $65 million in 2020E. Powering the Future | 25

APS CAPITAL EXPENDITURES Capital expenditures will support our growing customer base and utilization of advanced technology $ in millions PROJECTED $2,000 $1,800 $1,650 $1,725 $121 $1,600 $154 $44 $53 $1,400 $1,331 Traditional Generation $1,231 1 $141 $1,200 Ocotillo $185 $45 $613 $794 $14 Environmental $1,000 $27 $250 $168 Clean Generation $800 $181 Transmission $179 $201 $205 $600 Distribution Other $400 $521 $556 $444 $446 $200 $137 $158 $185 $115 $- 2019 2020 2021 2022 • 2020 – 2022 as disclosed in the 2020 First Quarter Form 10-Q. 1 Ocotillo Modernization Project: Units in service second quarter 2019. Powering the Future | 26

2020 KEY DATES ACC Key Dates / Docket # Q1 Q2 Q3 Q4 Power Supply Adjustor (PSA): E-01345A-16-0036 Effective: Feb 1 Lost Fixed Cost Recovery: E-01345A-16-0036 Filed: Feb 14 Effective: May 1 Filed: May 15 Transmission Cost Adjustor: E-01345A-16-0036 Effective: Jun 1 Amended Plan Filed: 2020 DSM/EE Implementation Plan: E-01345A-19-0148 May 15, 2020 2021 RES Implementation 2020 RES Implementation Plan: E-01345A-19-0088 Plan to be Filed: Jul 1 Hearing Begins: 2019 Rate Case: E-01345A-19-0236 Sept 30 Resource Planning and Procurement: E-00000V-19-0034 IRP Due: Jun 26 Resource Comparison Proxy (RCP): E-01345A-20-0113 Filed: May 1 Possible Modification to Commission’s Energy Rules: RU-00000A- Workshops Mar 10, 11 18-0284 Modification to Retail Competition Rules: RE-00000A-18-0405 Workshops Feb 25, 26 Proposed Termination of Service Rule Modifications: RU-00000A- Workshop Jan 30 19-0132 Powering the Future | 27

2019 APS RATE CASE APPLICATION Filed October 31, 2019 Docket Number: E-01345A-19-0236 Additional details, including filing, can be found at http://www.pinnaclewest.com/investors Adjustor Changes and New Mechanisms Overview Formula Rate - Proposed as an alternative to existing adjustor mechanisms Deferral of Costs for Limited - Allows for growth of program without requiring estimation of future Income Program enrollment Property Tax Deferral - Deferral of any increase or decrease in Arizona property taxes attributable to tax rate changes Rate Design Overview Residential Rate Design - Extend super off peak to residential demand rates - Subscription rate pilot Commercial and Industrial Rate - Propose AG-Y (access to market index pricing) program for medium Design and large general service customers Customer Support Programs - More ways to enroll in the program - Propose increasing funding of Crisis Bill from $1.25M to $2.5M Powering the Future | 28

2019 RATE CASE KEY FINANCIALS APS has requested a rate increase to become effective December 1, 2020 Test year ended June 30, 2019 Total Rate Base - Adjusted $11.12 Billion ACC Rate Base - Adjusted $8.87 Billion Allowed Return on Equity 10.15% Capital Structure Long-term debt 45.3% Common equity 54.7% Base Fuel Rate (¢/kWh) 3.0168 Post-test year plant period 12 months Overview of Rate Increase ($ in Millions) Total stated base rate increase (inclusive of existing adjustor transfers) $ 68.59 2.1% Plus: Transfer to base rates of various adjustors already in effect $ 115.04 3.5% Net Customer Bill Impact $ 183.63 5.6% Powering the Future | 29

2019 RATE CASE KEY FINANCIALS APS has requested a rate increase to become effective December 1, 2020 Overview of Rate Increase ($ in Millions) - Key Components Four Corners SCRs $ 73 Ocotillo Modernization Project 100 Post-Test Year Plant Additions 66 Net Change in Other Items 64 Tax Expense Adjustor Termination (119) Total Revenue Request $ 184 Powering the Future | 30

APS RATE CASE PROCEDURAL SCHEDULE Arizona Public Service Company Docket # E-01345A-19-0236 Application Filed October 31, 2019 Staff/Intervenor Direct Testimony (August 3, 2020) Staff/Intervenor Direct Testimony (Rate Design) (August 10, 2020) APS Rebuttal Testimony (September 1, 2020) Staff/Intervenor Surrebuttal Testimony (September 15, 2020) APS Rejoinder Testimony (September 23, 2020) Pre-Hearing Conference (September 25, 2020) Hearing Commences (September 30, 2020) Powering the Future | 31

ARIZONA UTILITIES GENERAL RATE CASES Tucson Electric Power Company Southwest Gas Docket # E-01933A-19-0028 Docket # G-01551A-19-0055 Application Filed April 1, 2019 Application Filed May 1, 2019 Hearing Commences (Jan 16, 2020) Staff /Intervenor Direct Testimony (Revenue) (Feb 5, Staff’s late-filed testimony (April 10, 2020) 2020) Staff/Intervenor Direct (Rate Design) (Feb 19, 2020) Responsive testimony (May 8, 2020) Additional hearing dates (June 24-25, 2020) SWG Rebuttal Testimony (March 11, 2020) Initial post-hearing briefs (July 14, 2020) Staff/Intervenor Surrebuttal Testimony (April 3, 2020) SWG Rejoinder Testimony (April 14, 2020) Final post-hearing briefs (Aug 4, 2020) Prehearing Conference (May 7, 2020) Hearing Commences (June 30, 2020) Powering the Future | 32

PURCHASED POWER CONTRACTS

	Contract	Location	Owner/Developer	Status[1]	PPA Signed	COD	Term (Years)	Net Capacity (MW)
SOLAR 310 MW	Solana	Gila Bend, AZ	Abengoa	IO	Feb-2008	2013	30	250
	RE Ajo	Ajo, AZ	Duke Energy Gen Svcs	IO	Jan-2010	2011	25	5
	Sun E AZ 1	Prescott, AZ	SunEdison	IO	Feb-2010	2011	30	10
	Saddle Mountain	Tonopah, AZ	SunEdison	IO	Jan - 2011	2012	30	15
	Badger	Tonopah, AZ	PSEG	IO	Jan-2012	2013	30	15
	Gillespie	Maricopa County, AZ	Recurrent Energy	IO	Jan-2012	2013	30	15
WIND 289 MW	Aragonne Mesa	Santa Rosa, NM	Ingifen Asset Mgmt	IO	Dec-2005	2006	20	90
	High Lonesome	Mountainair, NM	Foresight / EME	IO	Feb-2008	2009	30	100
	Perrin Ranch Wind	Williams, AZ	NextEra Energy	IO	Jul-2010	2012	25	99
GEOTHERMAL 10 MW	Salton Sea	Imperial County, CA	Cal Energy	IO	Jan-2006	2006	23	10
BIOMASS 14 MW	Snowflake	Snowflake, AZ	Novo Power	IO	Sep-2005	2008	15	14
BIOGAS 6 MW	Glendale Landfill	Glendale, AZ	Glendale Energy LLC	IO	Jul-2008	2010	20	3
	NW Regional Landfill	Surprise, AZ	Waste Management	IO	Dec-2010	2012	20	3
INTER-UTILITY 540 MW	PacifiCorp Seasonal Power Exchange	-	PacifiCorp	IO	Sep-1990	1991	30	480
	Not Disclosed	Not Disclosed	Not Disclosed	IO	May-2009	2010	10	60
CONVENTIONAL TOLLING 1,695 MW	CC Tolling	Not Disclosed	Not Disclosed	IO	Aug-2007	2010	10	560
	CC Tolling	Arlington, AZ	Arlington Valley	IO	Dec-2016	2020	6	565
	CC Tolling	Not Disclosed	Not Disclosed	IO	Dec - 2017	2020	7	570
DEMAND RESPONSE 25 MW	Demand Response	Not Disclosed	Not Disclosed	IO	Sep-2008	2010	15	25
SOLAR PLUS BATTERY STORAGE 50 MW	Solar Plus Battery Storage	Arlington, AZ	First Solar	UD	Feb – 2018	2021	15	50
	Total Contracted Capacity							2,939 MW

* As disclosed in 2018 Form 10-K.

[1] UD = Under Development; UC = Under Construction; IO = In Operation

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